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                                                                  EXECUTION COPY



                                 AMENDMENT NO. 1
                  TO PURCHASE, SALE AND CONTRIBUTION AGREEMENT


                  AMENDMENT NO. 1, dated as of July 31, 2003 (this "Amendment"), to the PURCHASE, SALE AND CONTRIBUTION AGREEMENT, dated as of August 15, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), by and among the parties identified on the signature pages hereof as the "Originators" (each an "Originator" and collectively, the "Originators"), FOSTER WHEELER FUNDING II LLC, a Delaware limited liability company (the "Company"), as successor by assignment to Foster Wheeler Funding LLC, a Delaware limited liability company (the "Original Company"), pursuant to the Assignment and Assumption (Purchase Agreement) referred to below, and FOSTER WHEELER INC., a Delaware corporation ("Foster Wheeler Inc."), as the servicer (in such capacity, the "Servicer") and as successor to the Original Servicer (as hereinafter defined).

                  WHEREAS, the Original Company, the Originators and Foster Wheeler Capital & Finance Corporation, a Delaware corporation (the "Original Servicer"), are parties to the Purchase Agreement;

                  WHEREAS, on the date hereof, pursuant to the Assignment and Assumption (Purchase Agreement) dated as of the date hereof, by and among the Original Company, as assignor, the Company, as assignee, the Originators, the Original Servicer and the Servicer (the "Assignment and Assumption (Purchase Agreement)"), (i) the Original Servicer has resigned as servicer and the Servicer has been appointed as the new servicer, and (ii) the Original Company has assigned to the Company, and the Company has assumed, all of the Original Company's right, title and interest in, to and under the Purchase Agreement as of the date set forth therein;

                  WHEREAS, on the date hereof, pursuant to the Receivables Repurchase Agreement, dated as of the date hereof, by and among the Original Company, the Company, the Originators and the Servicer (the "Receivables Transfer Agreement"), the Original Company, the Originators and the Company will effect the Transfers (as defined in Section 4 hereof);

                  WHEREAS, the Company, as borrower and as successor by assignment to the Original Company, the Lenders party thereto (the "Lenders") and WELLS FARGO FOOTHILL, INC., as the arranger and administrative agent for the Lenders (in such capacity, the "Agent"), are parties to the Loan and Security Agreement, dated as of August 15, 2002, as amended (as further amended, restated, supplemented or otherwise modified from time to time, the "Loan and Security Agreement");

                  WHEREAS, the Lenders and the Agent are third party beneficiaries of the rights of the Company under the Purchase Agreement, and all of the Company's rights, title and interests in, to and under the Purchase Agreement (but none of its obligations) have been collaterally assigned to the Agent, for the benefit of the Agent and the Lenders, pursuant to the Loan and Security Agreement;

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                  WHEREAS, on the date hereof, the Company, the Lenders and the
Agent are entering into Amendment No. 3 to Loan and Security Agreement (the "Loan Agreement Amendment"); and

                  WHEREAS, in connection with the Loan Agreement Amendment, the Company, the Servicer and the Originators desire to amend the Purchase Agreement in accordance with the terms and conditions set forth herein, and the Agent and the Lenders are willing to consent to such amendment in accordance with such terms and conditions;

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Purchase Agreement.

                  2. Amendments. The Purchase Agreement is hereby amended as follows:

                  2.1. Preamble. The preamble to the Purchase Agreement is amended in its entirety to read as follows:

                                    "THIS PURCHASE, SALE AND CONTRIBUTION
                           AGREEMENT (this "Agreement"), dated as of August 15, 2002, is among FOSTER WHEELER INC., a Delaware corporation ("Foster Wheeler Inc."), as the successor to Foster Wheeler Finance & Capital Corporation and servicer hereunder (in such capacity, the "Servicer"), FOSTER WHEELER CONSTRUCTORS, INC. ("Constructors"), a Delaware corporation, FOSTER WHEELER ENERGY CORPORATION ("Energy"), a Delaware corporation, FOSTER WHEELER USA CORPORATION ("USA"), a Delaware corporation, FOSTER WHEELER POWER GROUP, INC. ("Power"), a Delaware corporation, FOSTER WHEELER ZACK, INC. ("Zack"), a Delaware corporation, FOSTER WHEELER ENERGY SERVICES, INC. ("Energy Services"), a California corporation (Constructors, Energy, USA, Power, Zack and Energy Services and the originators described in Section 10.12 are herein collectively called the "Originators" and individually called an "Originator"), and FOSTER WHEELER FUNDING II LLC, a Delaware limited liability company (the "Company"), as successor by assignment to Foster Wheeler Funding LLC, a Delaware limited liability company (the "Original Company"), pursuant to the Assignment and Assumption (Purchase Agreement) (as hereinafter defined)."

                  2.2. Existing Definitions.

                                   (a) The definition of the term "Contribution
Amount" in the Definition Section of the Purchase Agreement is amended in its entirety to read as follows:


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                                    "'Contribution Amount' means, with respect
                           to any contributed Receivable, the net book value of the contributed property as set forth on the books and records of the applicable Originator; for purposes of this Agreement, "net book value" shall mean the book value, less all applicable reserves determined by the Originator in accordance with GAAP."

                                    (b) The definition of the term "Market
Value" in the Definition Section of the Purchase Agreement is amended in its entirety to read as follows:

                                    "'Market Value' means, with respect to any
                           Receivable and the Related Rights, (i) in the case of the Receivables purchased by, or contributed to, the Company prior to July 31, 2003, 99% of the Outstanding Balance of such Receivable, and (ii) in the case of Receivables purchased by, or contributed to, the Company on or after July 31, 2003, 100% of the Outstanding Balance of such Receivable."

                  2.3. New Definitions.

                                    (a) The definition of the new term
"Applicable Cash Percentage" is inserted in the Definition Section of the Purchase Agreement, to read as follows:

                                    "'Applicable Cash Percentage' means, with
                           respect to any reduction in the Purchase Price or Market Value of any Eligible Account pursuant to
                           Section 3.3, the portion, expressed as a percentage, of the initial Purchase Price of such Eligible Account paid in cash by the Company pursuant to
                           Section 3.1 or 3.2, provided that in no event shall the Applicable Cash Percentage be less than 85%".

                                    (b) The definition of the new term
"Applicable Note Percentage" is inserted in the Definition Section of the Purchase Agreement, to read as follows:

                                    "'Applicable Note Percentage' means, with
                           respect to any reduction in the Purchase Price or Market Value of any Eligible Account pursuant to
                           Section 3.3, the portion, expressed as a percentage, of the initial Purchase Price of such Eligible Account paid by increasing the principal amount of the applicable Company Note pursuant to Section 3.1 or 3.2, provided that in no event shall the Applicable Note Percentage be greater than 15%."

                                    (c) The definition of the new term
"Applicable Refund Percentage" is inserted in the Definition Section of the Purchase Agreement, to read as follows:

                                    "'Applicable Refund Percentage' means, with
                           respect to any refund of any portion of a Transaction Fee pursuant to 3.3(d) in connection with a reduction in the Market Value of a Receivable, a fraction, expressed as a percentage (A) the numerator of which shall be equal to the amount of such reduction, and
                           (B) the denominator of which shall be equal to the original Outstanding Balance of such Receivable."


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                                    (d) The definition of the new term
"Borrowing Base Report" is inserted in the Definition Section of the Purchase Agreement, to read as follows:

                                    "'Borrowing Base Report' has the meaning
                           given to it in the Reporting Agreement".

                                    (e) The definition of the new term "Invoice
Report" is inserted in the Definition Section of the Purchase Agreement, to read as follows:

                                    "'Invoice Report' has the meaning given to
                           it in the Reporting Agreement".

                                    (f) The definition of the new term
"Pass-Through Receipts" is inserted in the Definition Section of the Purchase Agreement, to read as follows:

                                    "'Pass-Through Receipts' has the meaning
                           given to it in the Loan and Security Agreement.".

                                    (g) The definition of the new term
"Reporting Agreement" is inserted in the Definition Section of the Purchase Agreement, to read as follows:

                                    "Reporting Agreement" means the letter
                           agreement dated as of July 31, 2003, among the Agent, the Servicer, the Company and the Originators, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                                    (h) The definition of the new term
"Reporting Date" is inserted in the Definition Section of the Purchase Agreement, to read as follows:

                                    "Reporting Date" means any Business Day on
                           which a Purchase Report is required to be delivered by the Servicer pursuant to Section 2.1."

                                    (i) The definition of the new term
"Transaction Fee" is inserted in the Definition Section of the Purchase Agreement, to read as follows:

                                    "Transaction Fee" has the meaning given to
                           it in Section 1.6 hereof."

                           2.4. Background. Paragraph 1 of the Background
Section of the Purchase Agreement is amended in its entirety to read as follows:

                                    "1. The Company is a limited liability
                           company, all of the outstanding interests of which are owned by the Originators. Foster Wheeler Inc. is a wholly-owned subsidiary of Foster Wheeler Ltd. ("FWL"). Each Originator is a wholly-owned subsidiary of FWL."



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                           2.5. Transaction Fee. Article I of the Purchase
Agreement is amended by inserting the following new Section 1.6 at the end of such Section, to read as follows:

                                    "Section 1.6 Transaction Fee. On each
                           Payment Date falling on or after July 31, 2003, each Originator shall pay to the Company, by wire transfer in immediately available funds, a fee equal to 1% of the Outstanding Balance of each Receivable purchased from such Originator in respect of Eligible Accounts by the Company on such Payment Date (the "Transaction Fee").

                           2.6. Reporting. Section 2.1 of the Purchase Agreement
is amended in its entirety to read as follows:

                                    "Section 2.1 Purchase Report. On the seventh
                           day following the Servicer's receipt of the weekly Borrowing Base Report pursuant to the Reporting Agreement (by the close of business on such day), or if such seventh day is not a Business Day, on the immediately following Business Day (by the close of business on such day), the Servicer shall deliver to the Company, the Agent and each Originator a report, in substantially the form of Exhibit A (each such report being herein called a "Purchase Report"), with respect to the matters set forth therein and the Company's purchases or contributions of Receivables from each Originator that were made during the preceding week, as applicable; provided, however, if the Servicer shall have received an Invoice Report pursuant to the Reporting Agreement, the Servicer shall deliver such Purchase Report on the second Business Day (by the close of business on such day) following its receipt of the Invoice Report and the Borrowing Base Report."

                           2.7. Subsequent Purchase Price Payments. Section
3.2(a)of the Purchase Agreement is amended by:

                                    (i) deleting the words "equal to 85%" at the
                           end of the second line of clause (i) of such subsection and substituting therefor the words "equal to at least 85%, as determined by the Company,"; and

                                    (ii) deleting the words "an amount equal to
                           15%" at the end of the second line of clause (ii) of such subsection and substituting therefor the words "an amount not to exceed 15%, as determined by the Company,".

                           2.8. Settlement as to Specific Receivables.

                                    (a) Section 3.3(a) of the Purchase Agreement
is amended by inserting the following new sentence at the end of such section:

                           "In addition, the Transaction Fee paid by such Originator with respect to such Receivable shall be refunded to such Originator in the manner provided for in subsection (c) below."



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                                    (b) Section 3.3(b) of the Purchase Agreement
is amended by inserting the following new sentence at the end of such section:

                           "In addition, a pro rata portion of the Transaction Fee paid by such Originator with respect to such Receivable shall be refunded to such Originator in the manner provided for in subsection (d) below."

                                    (c) Section 3.3(c) of the Purchase Agreement
is amended in its entirety to read as follows:

                                    "(c) Any reduction in the Purchase Price of
                           any Eligible Account pursuant to subsection (a) above shall be applied as a credit for the account of the Company against the Purchase Price of Eligible Accounts subsequently purchased by the Company from such Originator hereunder, and any refund of the Transaction Fee in connection therewith pursuant to subsection (a) above shall be applied as a credit for the account of such Originator against any Transaction Fee subsequently required to be paid to the Company by such Originator hereunder; provided, however, if during the period from the date of such reduction in Purchase Price to the next succeeding Reporting Date, there have been no purchases of Eligible Accounts from such Originator (or insufficiently large purchases of Eligible Accounts) to create a Purchase Price and Transaction Fee sufficient to so apply such credit against, then:

                                    (i) an amount equal to (x) the amount of
                           such credit, times (y) the Applicable Cash
                           Percentage, minus (z) the amount of the Transaction Fee paid in connection with the purchase of such Eligible Account, shall be paid in cash to the Company by such Originator in the manner and for application as described in the following proviso;

                                    (ii) an amount equal to (x) the amount of
                           such credit, times (y) the Applicable Note Percentage shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note payable to such Originator; and

                                    (iii) the Contribution Amount of such
                           Receivable shall be deemed to be a capital contribution from the Originator to the Company equal to such Contribution Amount;

                           provided that the amount of any such credit shall be paid by such Originator to the Company, on or prior to such succeeding Reporting Date, by deposit in immediately available funds into the relevant Cash Management Account for application by Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date."

                                    (d) Section 3.3(d) of the Purchase Agreement
is amended in its entirety to read as follows:



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                                    "(d) Any reduction in the Market Value or
                           Contribution Amount of any Receivable pursuant to subsection (b) above shall be applied as a credit for the account of the Company against the Market Value or Contribution Amount, as applicable, of Receivables subsequently purchased or contributed by the Company from such Originator hereunder, as applicable, and any refund of a portion of the Transaction Fee in connection therewith pursuant to subsection (b) above shall be applied as a credit (in an amount equal to (x) the amount of the original Transaction Fee, times
                           (y) the Applicable Refund Percentage) for the account of such Originator against any Transaction Fee subsequently required to be paid to the Company by such Originator hereunder; provided, however if during the period from the date of such reduction in Market Value or Contribution Amount, as the case may be, to the next succeeding Reporting Date, there have been no purchases or contributions of Receivables from such Originator (or insufficiently large purchases or contributions of Receivables) to create a Market Value or Contribution Amount sufficient to so apply such credit against, then:

                                    (i) an amount equal to (A) (x) the amount of
                           such credit in Market Value, times (y) the Applicable Cash Percentage, in the case of an Eligible Account, minus (B) (x) the amount of the Transaction Fee paid in connection with the purchase of such Eligible Account, times (y) the Applicable Refund Percentage, shall be paid in cash to the Company by such Originator in the manner and for application as described in the following proviso;

                                    (ii) an amount equal to (x) the amount of
                           such credit in Market Value, times (y) the Applicable Note Percentage, in the case of an Eligible Account, shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note payable to such Originator; and

                                    (iii) the reduction in the Contribution
                           Amount of such Receivable, in the case of an Ineligible Account, shall be deemed to be a reduction of the Originator's capital in the Company;

                           provided that the amount of any such credit shall be paid by such Originator to the Company, on or prior to such succeeding Reporting Date, by deposit in immediately available funds into the relevant Cash Management Account for application by Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date."



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                           2.9. Collection Procedures. Section 7.2(a) of the
Purchase Agreement is amended by inserting two new sentences at the end of such subsection, to read as follows:

                           "Notwithstanding the foregoing, no Pass-Through Receipts shall be deposited in any Cash Management Account. All Pass-Through Receipts shall be identified as such and invoiced separately from any other Receivables."

                           2.10. Purchase and Sale Termination Events. Section
8.1(e) of the Purchase Agreement is amended by deleting the words "three (3) Business Days" in the second line of such Section and substituting therefor the words "five (5) Business Days".

                           2.11. Additional Originators. Section 10.12 of the
Purchase Agreement is amended by inserting a new parenthetical at the end of clause (ii) of such Section prior to the comma, to read as follows:

                           "(except that, with the written consent of the Agent, which consent may be granted or withheld by the Agent in its sole discretion, either or both of Foster Wheeler Limited Canada and Foster Wheeler Fired Heaters LTD., each of which is a wholly-owned Subsidiary of the Parent organized under the laws of Canada, may be added as an Originator hereunder, provided, that such Canadian Subsidiary otherwise qualifies as an Originator under the terms and conditions of this Agreement, and provided further that the Agent shall have received such agreements, legal opinions and other documents as the Agent may request in connection with the addition of such Canadian Subsidiary as an Originator)".

                           2.12. Exhibits. Exhibit A to the Purchase Agreement
is hereby replaced with a new Exhibit A, in the form attached hereto as Annex I. Exhibit B to the Purchase Agreement is hereby replaced with a new Exhibit B, in the form attached hereto as Annex II. Exhibit C to the Purchase Agreement is hereby replaced with a new Exhibit C, in the form attached hereto as Annex III.

                  3. Conditions. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Lenders, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Lenders is hereafter referred to as the "Amendment Effective Date"):

                                    (a) The representations and warranties
contained herein and in Article V of the Purchase Agreement shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date).

                                    (b) Each of the conditions precedent to the
effectiveness of the Loan Agreement Amendment shall have been satisfied or waived by the Lenders and the Loan Agreement Amendment shall become effective concurrently with the effectiveness of this Amendment.



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                                    (c) The Agent and the Lenders shall have
executed this Amendment and received counterparts of this Amendment, which bear the signatures of the Company, the Servicer and each Originator.

                                    (d) The Agent shall have received a fully
executed Assignment and Assumption (Purchase Agreement), in form and substance satisfactory to the Lenders.

                                    (e) Each of the Originators shall have
delivered to the Original Company the Company Note held by such Originator and marked "cancelled" and the Company shall have executed a new Company Note made payable to each Originator.

                                    (f) The Agent, the Company, the Servicer and
the Originators shall have entered into the Reporting Agreement referred to in
Section 2.3(g) of this Amendment.

                                    (g) The Agent, the Company and the Servicer
shall have entered into a new Servicing Agreement, in form and substance satisfactory to the Lenders.

                                    (h) The Original Company, the Company, the
Originators and the Servicer shall have entered into the Receivables Transfer Agreement, in form and substance satisfactory to the Lenders, and the Transfers shall have been effected in accordance therewith (the documents described in clauses (c), (d), (e), (f) and (g) above and this clause (h) are referred to herein, individually as an "Amendment Document" and collectively, as the "Amendment Documents").

                                    (i) The Originators and the Company shall
have authorized the Agent to submit for filing UCC Financing Statements naming the Originators as debtors, the Company as secured party, and the Agent as assignee of the Company.

                                    (j) All legal matters incident to this
Amendment shall be satisfactory to the Agent, the Lenders and their counsel.

                                    (k) The Agent, the Lenders and their counsel
shall have received such other documents (including, but not limited to, resolutions, officer's certificates and other corporate documents) as any such Person may reasonably request.



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                  4. Transfer, Waiver and Consent. In order to effectuate the transactions contemplated by the Assignment and Assumption (Purchase Agreement) and this Amendment, on the date hereof, pursuant to the Receivables Transfer
Agreement: (i) the Original Company will (A) sell, transfer and assign to the Originators all of the Pool Receivables and all Related Rights, and (B) distribute to the Originators all cash on hand, (ii) the Originators will cancel the Company Notes issued by the Original Company, (iii) the Originators will (A) contribute all of the cash received from the Original Company to the Company, and (B) sell or contribute all of the Pool Receivables and Related Rights received from the Original Company to the Company in accordance with Section 3.2 of the Purchase Agreement, and (iv) the Company will issue the Company Notes to the Originators (the "Transfers"). The Agent hereby consents to the Transfers and waives any Purchase and Sale Termination Event which would otherwise occur under Section 8.1(d) of the Purchase Agreement as a result of a breach of
Section 6.3(a) or 6.3(e) of the Purchase Agreement by reason of the Transfers.

                  5. Representations and Warranties. Each of the Company, the Servicer and each Originator hereby represents and warrants to the Agent and the Lenders as follows:

                                    (a) The representations and warranties
herein, in Article V of the Purchase Agreement and in each other Amendment Document or other Transaction Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto or thereto on or prior to the Amendment Effective Date are correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date).

                                    (b) No Default or Event of Default has
occurred and is continuing or would result from this Amendment or any of the other Amendment Documents becoming effective in accordance with its terms.

                                    (c) Each of the Company, the Servicer and
each Originator (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and each other Amendment Document to which it is a party, and to perform the Purchase Agreement, as amended hereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified could not be expected to cause a Material Adverse Effect.

                                    (d) The execution, delivery and performance
by each of the Company, the Servicer and each Originator of this Amendment and each other Amendment Document to which it is a party, and the performance by each such Person of the Purchase Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary corporate action, and (ii) do not and will not contravene such Person's Governing Documents.

                                    (e) Except for the filing of the UCC
financing statements referred to in Section 3(i) hereof, the execution, delivery, and performance by each of the Company, the Servicer and each Originator of this Amendment and each other Amendment Document to which it is a party, and the performance of the Purchase Agreement, as amended by this Amendment, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.



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                                    (f) This Amendment and each other Amendment
Document to which it is a party, when executed and delivered by each of the Company, the Servicer and each Originator, and the Purchase Agreement, as amended by this Amendment, will be the legally valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

                  6. Miscellaneous.

                                    (a) Continued Effectiveness of the Purchase
Agreement. Except as otherwise expressly provided herein, the Purchase Agreement and the other Transaction Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Purchase Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Purchase Agreement shall mean the Purchase Agreement as amended by this Amendment, and (ii) all references in the other Transaction Documents to the "Purchase Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Purchase Agreement shall mean the Purchase Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Purchase Agreement or any other Transaction Document, nor constitute an amendment of any provision of the Purchase Agreement or any other Transaction Document.

                                    (b) Counterparts. This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                                    (c) Headings. Section headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                    (d) Governing Law. This Amendment shall be
governed by, and construed in accordance with, the law of the State of New York.

                                    (e) Costs and Expenses. The Company agrees
to pay on demand all reasonable fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and any other related agreements, instruments and documents.

                                    (f) Amendment as Transaction Document. Each
of the Company, the Servicer and each Originator hereby acknowledges and agrees that this Amendment constitutes a "Transaction Document" under the Loan and Security Agreement. Accordingly, it shall be an Event of Default under the Loan and Security Agreement if any representation or warranty made by any of the Company, the Servicer or any Originator under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.



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                                    (g) No Waiver. Except as expressly set forth
herein, this Amendment is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under any Transaction Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan and Security Agreement and the other Transaction Documents, under applicable law or otherwise.








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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered as of the date first above written.


                                          COMPANY:

                                          FOSTER WHEELER FUNDING II LLC


                                          By:  /s/Ronald R. Thau
                                               ---------------------------------
                                          Name:    Ronald R. Thau
                                          Title:   Assistant Treasurer

                                          ORIGINATORS:


                                          FOSTER WHEELER CONSTRUCTORS, INC.


                                          By:  /s/Ronald R. Thau
                                               ---------------------------------
                                          Name:    Ronald R. Thau
                                          Title:   Assistant Treasurer

                                          FOSTER WHEELER ENERGY CORPORATION


                                          By:  /s/Ronald R. Thau
                                               ---------------------------------
                                          Name:    Ronald R. Thau
                                          Title:   Assistant Treasurer



                                          FOSTER WHEELER USA CORPORATION


                                          By:  /s/Ronald R. Thau
                                               ---------------------------------
                                          Name:    Ronald R. Thau
                                          Title:   Assistant Treasurer

                                          FOSTER WHEELER POWER GROUP, INC.


                                          By:  /s/Ronald R. Thau
                                               ---------------------------------
                                          Name:    Ronald R. Thau
                                          Title:   Assistant Treasurer

                                          FOSTER WHEELER ZACK, INC.


                                          By:  /s/Ronald R. Thau
                                               ---------------------------------
                                          Name:    Ronald R. Thau
                                          Title:   Assistant Treasurer

                                          FOSTER WHEELER ENERGY SERVICES, INC.


                                          By:  /s/Ronald R. Thau
                                               ---------------------------------
                                          Name:    Ronald R. Thau
                                          Title:   Assistant Treasurer

                                          SERVICER

                                          FOSTER WHEELER INC.


                                          By:  /s/Ronald R. Thau
                                               ---------------------------------
                                          Name:    Ronald R. Thau
                                          Title:   Assistant Treasurer

Consented and Agreed to:



AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and a Lender



By:    /s/Ronald R. Cote
       ------------------------------------
         Name:    Ronald R. Cote
         Title:   Vice President



LENDER:

ABLECO FINANCE LLC,
a Delaware limited liability company, as a Lender



By:      Kevin Genda
       ------------------------------------
        Name:     Kevin Genda
        Title:    Senior Vice President

                                     Annex I

                                    Exhibit A

                             Form of Purchase Report

                                    Annex II

                                    Exhibit B

                            Form of Subordinated Note

                                    Annex III

                                    Exhibit C

                    Form of Originator Assignment Certificate

                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned, as Guarantor under the Guaranty (as defined in the Loan and Security Agreement referred to in Amendment No. 1 to Purchase, Sale and Contribution Agreement dated as of the date hereof (the "Amendment"), all terms defined therein being used herein as defined therein, to which this Acknowledgment and Consent is attached), hereby (i) acknowledges and consents to the Amendment and (ii) confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

Dated:            July 31, 2003

                                        FOSTER WHEELER LTD.,
                                        a Bermuda limited company


                                        By:    /s/Brian K. Ferraioli
                                             -----------------------------------
                                             Title: Vice President & Controller